UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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180 Connect, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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180 Connect / DIRECTV/ UniTek USA
Text of Email to 180 Employees
To be sent to employees immediately after announcement
We are pleased to announce that 180 Connect, Inc./Ironwood Communications, Inc. has this morning entered into a definitive merger agreement with DIRECTV that will result in 180 Connect, Inc. and its subsidiaries becoming wholly-owned subsidiaries of DIRECTV through a merger transaction. The merger agreement is subject to standard closing conditions and the majority vote of 180 Connect’s shareholders. We expect that the merger transaction will close early in the third quarter of 2008.
Additionally, coincident with the closing of the merger transaction with DIRECTV, certain 180 Connect assets, including 100% of our cable-related business operations and certain of our DIRECTV-related operations, will be transferred to UniTek USA in exchange for certain DIRECTV-related operations of UniTek USA and cash.
Today, we will provide additional information to all of our employees to explain how these transactions affect each of you, and we will describe how all of our employees will have an opportunity to become employees of either DIRECTV or UniTek USA.
We believe that this is an exciting opportunity for both DIRECTV and UniTek USA. For DIRECTV, it is the long-awaited chance to involve itself directly in the home installation and service business, and DIRECTV will rely on the 180 Connect/Ironwood team as an integral and formative part of this effort. Our employees will have the opportunity to become the cornerstone of DIRECTV’s effort to continue to provide the highest levels of customer service for DIRECTV’s subscribers. For UniTek USA, this transaction will provide significant additional scale and diversification for both its current cable-related and DIRECTV-related operations, and our employees will be a key component of expanding the exciting growth opportunity for UniTek USA. Both DIRECTV and UniTek USA are highly interested in growing their field services capabilities, and each of you will play an important part in helping both DIRECTV and UniTek USA to achieve their respective goals.
Transition plans are underway, and representatives of both DIRECTV and UniTek USA are meeting with members of the 180 Connect management team to ensure a smooth transition of ownership. At this time, both DIRECTV and UniTek USA are working through a variety of details around employee compensation and benefits, as well as other change of ownership plans. We will communicate all important information to our employees as soon as it is practical.
We are thrilled to make this announcement today. A future with highly motivated owners who appreciate the value and contribution of 180 Connect and its employees is exciting. As we work through the transition to the closing, it is critical that each of our employees continues to be focused on satisfying our customers and performing our jobs. 2007 was the best year in 180 Connect’s history, and we must continue to run 180 Connect in a “business as usual” manner. Later today, your managers will be sharing some Frequently Asked Questions that will help with some high-level details. If you have any questions, please submit them to feedback@180connect.net, and questions will be responded to within 24 hours.
# # #

Additional Information and Where to Find It
180 Connect intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials regarding the proposed merger described in this communication. Investors and security holders are urged to read the proxy statement when it becomes available, because it will contain important information about 180 Connect and the proposed merger. A definitive proxy statement will be sent to security holders of 180 Connect seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by 180 Connect with the SEC at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free from 180 Connect by directing such request to 180 Connect Inc., 6501 E. Belleview Avenue, Englewood, Colorado 80111, Attention: Chief Financial Officer.
Participants in the Solicitation
180 Connect and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of 180 Connect in connection with the merger. Information about 180 Connect and its directors and executive officers can be found in 180 Connect’s proxy statements and annual reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
Forward-Looking Statements
This document contains forward-looking statements based on current 180 Connect management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. The following factors, among others, including those contained in 180 Connect’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section and its Current Reports on Form 8-K, could also cause actual results to differ materially from those described in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against 180 Connect and others following announcement of the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger; and, the amount of the costs, fees, expenses and charges related to the merger. Many of the factors that will determine the outcome of the subject matter of this document are beyond 180 Connect’s ability to control or predict. 180 Connect undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

180 Connect / DIRECTV / UniTek USA
Frequently Asked Questions — Employees
To be sent to employees immediately after announcement
1)	Who is buying 180 Connect / Ironwood Communications?
•	Through a series of transactions, 180 Connect will become a wholly-owned subsidiary of DIRECTV (www.directv.com), and DIRECTV will sell certain of 180 Connect’s operations to UniTek USA (www.unitekusa.net).

•	Upon the closing of the transaction, DIRECTV will acquire all of our DIRECTV-related operations in California, Colorado, Hawaii, Washington, Oregon, Utah, Montana, Idaho, Wyoming, Arkansas, Virginia and the majority of Western Pennsylvania. DIRECTV will also acquire all of the operations of our Network Services business and the 180 Home business. DIRECTV will not at any time control any of our cable-related operations.

•	UniTek USA will acquire 100% of 180 Connect’s cable-related business operations and our DIRECTV-related operations in Arizona (excluding Yuma), Nevada, Kansas, Missouri and markets in the Philadelphia, PA DMA.
2)	What are DIRECTV’s and UniTek USA’s plans for the business?
•	Immediately following the close of the transaction, it is anticipated that DIRECTV will continue to operate 180 Connect as a stand-alone business. DIRECTV will rely on 180 Connect as an integral and formative part of its owned-and-operated field services operations. 180 Connect and its employees will be a key part of DIRECTV’s prospective field services operations strategy.

•	UniTek USA will quickly integrate all of our cable-related operations and certain DIRECTV-related operations into its entrepreneurial, successful business model. UniTek USA is owned and controlled by HM Capital, a leading Dallas-based private equity firm with a strong track record for creating successful businesses.
3)	What will happen to our jobs when 180 Connect changes hands?
•	The same leadership team we have today will be leading 180 Connect and Ironwood through the merger process and our transition to new ownership. Regular communications will be provided to our employees with updates, as necessary, on any future changes to our business and our Company’s leadership.

•	Both DIRECTV and UniTek USA highly value the contributions made by all of 180 Connect’s employees at all levels. There are no immediate plans to change the structure of 180 Connect’s operations.
4)	How long do you expect the process to take? When will the sale be completed?
•	We expect both transactions to close early in the third quarter of 2008 following the completion of customary regulatory approvals and the majority vote of 180 Connect’s shareholders.

5)	Will they be closing down any offices? How about the field locations?
•	At this time there are no plans to shut down any offices or field locations.
6)	Will my base pay, overtime or pay cycle change?
•	Following the close of the transaction, both DIRECTV and UniTek USA will be evaluating all compensation plans with a goal of maintaining comparable compensation going forward.
7)	What will happen to my benefits?
•	Both DIRECTV and UniTek USA are committed to providing substantially the same benefit programs as we currently offer our employees. No changes to benefits are planned in the near term. Following the close of the transaction, DIRECTV and UniTek USA will evaluate employee benefit plans with a goal of maintaining competitive benefits going forward.
8)	What about my 401(k) plan?
•	Current 401(k) deductions will continue until the official close of the transaction. Following the close of the transaction, both DIRECTV and UniTek USA will evaluate the 401(k) plan with a goal of maintaining a competitive 401(k) plan going forward.
9)	What about my free programming through DIRECTV? (Ironwood employees only)
•	Complimentary DIRECTV programming will continue for employees who already receive it. Following the close of the transaction, DIRECTV will evaluate the feasibility of offering complimentary programming to employees who are not currently receiving it.
10)	Will my job title or reporting responsibilities change?
•	Following the close of the transaction, there may be some overlap in our businesses with those of DIRECTV and UniTek USA that could necessitate changes to job titles or reporting responsibilities. Any changes will be communicated to you during the transition process to new ownership.
9)	So what do we do now?
•	It’s business as usual. Keep focused on the great work you do every day. There’s a reason why DIRECTV and UniTek USA bought our business, and our people are a big part of that.
10)	What if I have a question before something is reported formally?
•	A special email box has been established at feedback@180connect.net that can be accessed from any computer inside or outside the Company.

•	Answers will be addressed in future mass communications or will come directly to you if appropriate.
# # #

Additional Information and Where to Find It
180 Connect intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials regarding the proposed merger described in this communication. Investors and security holders are urged to read the proxy statement when it becomes available, because it will contain important information about 180 Connect and the proposed merger. A definitive proxy statement will be sent to security holders of 180 Connect seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by 180 Connect with the SEC at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free from 180 Connect by directing such request to 180 Connect Inc., 6501 E. Belleview Avenue, Englewood, Colorado 80111, Attention: Chief Financial Officer.
Participants in the Solicitation
180 Connect and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of 180 Connect in connection with the merger. Information about 180 Connect and its directors and executive officers can be found in 180 Connect’s proxy statements and annual reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
Forward-Looking Statements
This document contains forward-looking statements based on current 180 Connect management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. The following factors, among others, including those contained in 180 Connect’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section and its Current Reports on Form 8-K, could also cause actual results to differ materially from those described in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against 180 Connect and others following announcement of the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger; and, the amount of the costs, fees, expenses and charges related to the merger. Many of the factors that will determine the outcome of the subject matter of this document are beyond 180 Connect’s ability to control or predict. 180 Connect undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

180 Connect / DIRECTV/ UniTek USA
Frequently Asked Questions — Subcontractors
To be sent to subcontractors immediately after announcement
1)	Who is buying 180 Connect / Ironwood Communications?
•	Through a series of transactions, 180 Connect will become a wholly-owned subsidiary of DIRECTV (www.directv.com), and DIRECTV will sell certain of 180 Connect’s operations to UniTek USA (www.unitekusa.net).

•	Upon the closing of the transaction, DIRECTV will acquire all of our DIRECTV-related operations in California, Colorado, Hawaii, Washington, Oregon, Utah, Montana, Idaho, Wyoming, Arkansas, Virginia and the majority of Western Pennsylvania. DIRECTV will also acquire all of the operations of our Network Services business and the 180 Home business. DIRECTV will not at any time control any of our cable-related operations.

•	UniTek USA will acquire 100% of 180 Connect’s cable-related business operations and our DIRECTV-related operations in Arizona (excluding Yuma), Nevada, Kansas, Missouri and markets in the Philadelphia, Pa. DMA.
2)	What are DIRECTV’s and UniTek USA’s plans for the business?
•	Immediately following the close of the transaction, it is anticipated that DIRECTV will continue to operate 180 Connect as a stand-alone business. DIRECTV will rely on 180 Connect as an integral and formative part of its owned-and-operated field services operations. 180 Connect and its employees and subcontractors will be a key part of DIRECTV’s prospective field services operations strategy.

•	UniTek USA will quickly integrate all of our cable-related operations and certain DIRECTV-related operations into its entrepreneurial, successful business model. UniTek USA is owned and controlled by HM Capital, a leading Dallas-based private equity firm with a strong track record for creating successful businesses.
3)	What will happen to our jobs when 180 Connect changes hands?
•	The same leadership team we have today will be leading 180 Connect and Ironwood through the merger process and our transition to new ownership. Regular communications will be provided to our employees and subcontractors with updates, as necessary, on any future changes to our business and our Company’s leadership.

•	Both DIRECTV and UniTek USA highly value the contributions made by all of 180 Connect’s employees and subcontractors at all levels. There are no immediate plans to change the structure of 180 Connect’s operations.
4)	Will our contracts be renegotiated as part of this deal?
•	No, not at this time.

5)	How long do you expect the process to take? When will the sale be completed?
•	We expect both transactions to close early in the third quarter of 2008 following the completion of customary regulatory approvals and the majority vote of 180 Connect’s shareholders.
6)	Will they be closing down any offices? How about the field locations?
•	At this time there are no plans to shut down any offices or field locations.
7)	So what do we do now?
•	It’s business as usual. Keep focused on the great work you do every day. There’s a reason why DIRECTV and UniTek USA bought our business, and our people are a big part of that.
8)	What if I have a question before something is reported formally?
•	A special email box has been established at feedback@180connect.net that can be accessed from any computer inside or outside the Company.

•	Answers will be addressed in future mass communications or will come directly to you if appropriate.
# # #

Additional Information and Where to Find It
180 Connect intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials regarding the proposed merger described in this communication. Investors and security holders are urged to read the proxy statement when it becomes available, because it will contain important information about 180 Connect and the proposed merger. A definitive proxy statement will be sent to security holders of 180 Connect seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by 180 Connect with the SEC at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free from 180 Connect by directing such request to 180 Connect Inc., 6501 E. Belleview Avenue, Englewood, Colorado 80111, Attention: Chief Financial Officer.
Participants in the Solicitation
180 Connect and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of 180 Connect in connection with the merger. Information about 180 Connect and its directors and executive officers can be found in 180 Connect’s proxy statements and annual reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
Forward-Looking Statements
This document contains forward-looking statements based on current 180 Connect management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. The following factors, among others, including those contained in 180 Connect’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section and its Current Reports on Form 8-K, could also cause actual results to differ materially from those described in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against 180 Connect and others following announcement of the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger; and, the amount of the costs, fees, expenses and charges related to the merger. Many of the factors that will determine the outcome of the subject matter of this document are beyond 180 Connect’s ability to control or predict. 180 Connect undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

180 Connect
Manager’s Talking Script (To be read to employees and posted)
•	180 Connect, Inc./Ironwood Communications, Inc. has entered into a definitive merger agreement with DIRECTV that will result in 180 Connect becoming a wholly-owned subsidiary of DIRECTV. As part of the transaction, DIRECTV will sell certain 180 Connect operations to UniTek USA.
•	Upon the closing of the transaction, it is anticipated that DIRECTV will continue to operate 180 Connect as a stand-alone business. DIRECTV will acquire all of our DIRECTV-related operations in California, Colorado, Hawaii, Washington, Oregon, Idaho, Wyoming, Utah, Montana, Arkansas, Virginia and the majority of Western Pennsylvania. DIRECTV will also acquire all of the operations of our Network Services and 180 Home businesses.

•	Simultaneous with the DIRECTV transaction, UniTek USA will acquire and integrate all of our cable-related operations and certain DIRECTV-related operations into its entrepreneurial, successful business model. UniTek USA will acquire 100% of 180 Connect’s cable-related business operations and our DIRECTV-related operations in Arizona (excluding Yuma), Nevada, Kansas, Missouri and the Philadelphia, PA (DMA).
•	This agreement is subject to the standard conditions to closing with a final closing anticipated early in the third quarter of 2008.
•	Both DIRECTV and UniTek USA are highly interested in growing their field services capabilities, and you will play an important part in helping both DIRECTV and UniTek USA to achieve their respective goals.
•	For DIRECTV, it is the long-awaited chance to involve itself directly in the home installation and service business, and DIRECTV will rely on the 180 Connect/Ironwood field and corporate organization teams as an integral and formative part of this effort. Our employees will have the opportunity to become the cornerstone of DIRECTV’s effort and to continue to provide the highest levels of customer service for DIRECTV’s subscribers.

•	For UniTek USA, this transaction will provide significant additional scale and diversification for both its current cable-related and DIRECTV-related operations, and our employees will be a key component of expanding the exciting growth opportunity for UniTek USA.

•	Both DIRECTV and UniTek USA are committed to providing substantially the same benefit programs as we currently offer our employees. No changes to benefits are planned in the near term. Following the close of the transaction, DIRECTV and UniTek USA will evaluate employee benefit plans with a goal of maintaining competitive benefits going forward.

•	Current 401(k) deductions will continue until the official close of the transaction. Following the close of the transaction, both DIRECTV and UniTek USA will evaluate the 401(k) plan with a goal of maintaining competitive 401(k) plan going forward.

•	At this time there are no plans to shut down any offices or field locations.

•	Transition plans are underway, and representatives of both DIRECTV and UniTek USA are meeting with members of the 180 Connect management team to ensure a smooth transfer of ownership.
•	Ongoing communication of all important information will be provided to employees as soon as it is practical.
•	It is critical that each of our employees continue with business as usual, remaining focused on our customers and our jobs.
•	We are here to answer your questions and have prepared some FAQs to help with the initial information you may be interested in. (Provide copies to all employees)
•	Our special inquiry mailbox, feedback@180connect.net, is set up for you and your employees to submit questions that may be on your mind as well.
# # #

Additional Information and Where to Find It
180 Connect intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials regarding the proposed merger described in this communication. Investors and security holders are urged to read the proxy statement when it becomes available, because it will contain important information about 180 Connect and the proposed merger. A definitive proxy statement will be sent to security holders of 180 Connect seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by 180 Connect with the SEC at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free from 180 Connect by directing such request to 180 Connect Inc., 6501 E. Belleview Avenue, Englewood, Colorado 80111, Attention: Chief Financial Officer.
Participants in the Solicitation
180 Connect and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of 180 Connect in connection with the merger. Information about 180 Connect and its directors and executive officers can be found in 180 Connect’s proxy statements and annual reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
Forward-Looking Statements
This document contains forward-looking statements based on current 180 Connect management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. The following factors, among others, including those contained in 180 Connect’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section and its Current Reports on Form 8-K, could also cause actual results to differ materially from those described in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against 180 Connect and others following announcement of the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger; and, the amount of the costs, fees, expenses and charges related to the merger. Many of the factors that will determine the outcome of the subject matter of this document are beyond 180 Connect’s ability to control or predict. 180 Connect undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

UniTek USA Employee FAQs
1.	What is happening?
•	UniTek USA and DIRECTV have entered an agreement to purchase 180 Connect and its Ironwood Communications operations.

•	Through a series of transactions, 180 Connect will become a wholly-owned subsidiary of DIRECTV (www.directv.com), and DIRECTV will sell certain portions of 180 Connect’s (www.180connect.com) operations to UniTek USA.

•	UniTek USA will acquire 100% of 180 Connect’s cable-related business operations and DIRECTV-related operations in Arizona, Nevada, Kansas, Missouri and Philadelphia, PA. DIRECTV will have the remaining markets and the other 180 Connect lines of business.

•	The Burbank, Bloomington and New York offices are included in this exchange. You will become employees of DIRECTV’s wholly-owned subsidiary 180 Connect after the close of this deal. We are working with teams from DIRECTV to make this transition as seamless as possible for you.
2.	How long do you expect the process to take?
•	We expect both transactions to close early in the third quarter of 2008.
3.	What are DIRECTV’s plans for the business?
•	Immediately following the close of the transactions, it is anticipated that DIRECTV will continue to operate 180 Connect and the operations purchased from UniTek USA as a single, stand-alone business. DIRECTV will rely on these employees to be an integral and formative part of its owned-and-operated field services operations.
4.	What will happen to our jobs?
•	The same leadership team we have today will be leading UniTek USA through the merger process and our transition to new ownership. Regular communications will be provided to our employees with updates, as necessary, on any future changes to our business and our company’s leadership.

•	DIRECTV highly values the contributions made by all of our employees at all levels. There are no immediate plans to change the structure of our operations.
5.	Will my base pay, overtime or pay cycle change?
•	Following the close of the transaction, DIRECTV will evaluate all compensation plans with a goal of maintaining comparable compensation going forward.

6.	What will happen to my benefits?
•	DIRECTV is committed to providing substantially the same benefit programs as we currently offer our employees. You will be eligible to enroll in comparable 180 Connect benefit plans. Following the close of the transaction, DIRECTV will evaluate employee benefit plans with a goal of maintaining competitive benefits going forward.
7.	What will happen to my DIRECTV employee account?
•	You will be a DIRECTV employee so your complimentary programming will continue.
8.	What about 401(k)?
•	401(k) deductions will continue under the UniTek USA plan until the sale is closed. Following the close of the transaction, DIRECTV will evaluate the 401(k) plan with a goal of maintaining a competitive 401(k) plan going forward.
9.	Will my job title or reporting responsibilities change?
•	Following the close of the transaction, there may be some overlap in our businesses with those of DIRECTV and 180 Connect’s that could necessitate changes to job titles or reporting responsibilities. Any changes will be communicated to you during the transition process to new ownership.
10.	So what do we do now?
•	It’s business as usual. Keep focused on the great work you do every day as we continue to run under the current UniTek USA/DirectSat operating plan. There’s a reason why DIRECTV bought our business, and our people are a big part of that.
11.	What if I have a question before something is reported formally?
•	More information will be shared with you in future mass communications or will come directly to you if appropriate. Feel free to contact UniTek USA Human Resources at (267) 464-1748 with specific questions.
# # #

Additional Information and Where to Find It
180 Connect intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials regarding the proposed merger described in this communication. Investors and security holders are urged to read the proxy statement when it becomes available, because it will contain important information about 180 Connect and the proposed merger. A definitive proxy statement will be sent to security holders of 180 Connect seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by 180 Connect with the SEC at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free from 180 Connect by directing such request to 180 Connect Inc., 6501 E. Belleview Avenue, Englewood, Colorado 80111, Attention: Chief Financial Officer.
Participants in the Solicitation
180 Connect and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of 180 Connect in connection with the merger. Information about 180 Connect and its directors and executive officers can be found in 180 Connect’s proxy statements and annual reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
Forward-Looking Statements
This document contains forward-looking statements based on current 180 Connect management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. The following factors, among others, including those contained in 180 Connect’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section and its Current Reports on Form 8-K, could also cause actual results to differ materially from those described in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against 180 Connect and others following announcement of the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger; and, the amount of the costs, fees, expenses and charges related to the merger. Many of the factors that will determine the outcome of the subject matter of this document are beyond 180 Connect’s ability to control or predict. 180 Connect undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

UniTek USA Subcontractor FAQs
1.	What is happening?
•	Unitek USA and DIRECTV have entered an agreement to purchase 180 Connect and its Ironwood Communications operations.

•	Through a series of transactions, 180 Connect will become a wholly-owned subsidiary of DIRECTV (www.directv.com), and DIRECTV will sell certain portions of 180 Connect’s (www.180connect.com) operations to UniTek USA.

•	UniTek USA will acquire 100% of 180 Connect’s cable-related business operations and DIRECTV-related operations in Arizona, Nevada, Kansas, Missouri and Philadelphia, PA. DIRECTV will have the remaining markets and the other 180 Connect lines of business.

•	The Burbank, Bloomington and New York offices are included in this exchange. You will become subcontractors of DIRECTV’s wholly-owned subsidiary 180 Connect after the close of this deal. We are working with teams from DIRECTV to make this transition as seamless as possible for you.
2.	How long do you expect the process to take?
•	We expect both transactions to close early in the third quarter of 2008.
3.	What are DIRECTV’s plans for the business?
•	Immediately following the close of the transactions, it is anticipated that DIRECTV will continue to operate 180 Connect and the operations purchased from UniTek USA as a single, stand-alone business. DIRECTV will rely on these employees and subcontractors to be an integral and formative part of its owned-and-operated field services operations.
4.	What will happen to our jobs?
•	The same leadership team we have today will be leading UniTek USA through the merger process and our transition to new ownership. Regular communications will be provided to you with updates, as necessary, on any future changes to our business and our company’s leadership.

•	DIRECTV highly values the contributions made by all of our employees and subcontractors at all levels. There are no immediate plans to change the structure of our operations.
5.	Will our contracts be renegotiated as part of this deal?
•	No, not at this time.
6.	What if I have a question before something is reported formally?
•	More information will be shared with you in future mass communications or will come directly to you if appropriate.
# # #

Additional Information and Where to Find It
180 Connect intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials regarding the proposed merger described in this communication. Investors and security holders are urged to read the proxy statement when it becomes available, because it will contain important information about 180 Connect and the proposed merger. A definitive proxy statement will be sent to security holders of 180 Connect seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by 180 Connect with the SEC at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free from 180 Connect by directing such request to 180 Connect Inc., 6501 E. Belleview Avenue, Englewood, Colorado 80111, Attention: Chief Financial Officer.
Participants in the Solicitation
180 Connect and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of 180 Connect in connection with the merger. Information about 180 Connect and its directors and executive officers can be found in 180 Connect’s proxy statements and annual reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.
Forward-Looking Statements
This document contains forward-looking statements based on current 180 Connect management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. The following factors, among others, including those contained in 180 Connect’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section and its Current Reports on Form 8-K, could also cause actual results to differ materially from those described in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against 180 Connect and others following announcement of the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger; and, the amount of the costs, fees, expenses and charges related to the merger. Many of the factors that will determine the outcome of the subject matter of this document are beyond 180 Connect’s ability to control or predict. 180 Connect undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Updated 4-17-08 at 10 p.m. PT

TO:	DIRECTV USA
FR:	E-News
Dist. Date:	Friday, April 18 — 7 a.m. ET(after news release goes out)
Subject:	DIRECTV to Purchase Installation Services Company 180 Connect
The following message is from Mike Palkovic, executive vice president of Operations.
It is my pleasure to report that today DIRECTV signed a definitive merger agreement to acquire 100 percent of 180 Connect’s outstanding common stock and exchangeable shares. 180 Connect is one of DIRECTV’s largest installation and home service providers.
In a separate transaction, UniTek USA has agreed to acquire 100 percent of 180 Connect’s cable services operating unit and certain DIRECTV installation services markets in exchange for UniTek USA’s satellite installation services in New York City, Burbank, Calif., and Bloomington, Calif., and cash.
The acquisition of 180 Connect enables DIRECTV to gain operational control over a large portion of its installation and service network and is an important part of our effort to continuously improve the customer experience. Our installation technicians are the first, and often the only, point of face-to-face contact that a customer has with DIRECTV and this merger underscores the importance we place on this interaction. We welcome 180 Connect’s employees to the DIRECTV family and with its solid base of technicians in the field and strong back-office support, we believe we have a great opportunity for growth and to provide an even higher level of service that our customers have come to expect.
180 Connect and UniTek USA will continue to operate as is until the deals close in the third quarter. Following the close, Dave Baker, senior vice president of Field Services, and Steve Crawford, vice president of Field Services, will lead 180 Connect as a stand-alone business.
For more information, read the attached news release.

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